SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 21, 2004
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                        0-21527                06-1276882
     --------                        -------                ----------
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plan.

This Current Report discloses an update to the blackout period being imposed on directors and executive officers of Vertrue Incorporated (the "Company") pursuant to Section 306(a) of Sarbanes-Oxley.

The blackout period imposed in connection with transitioning the investment, trustee and record keeping services in the Vertrue 401(k) Profit Sharing Plan (the "401(k) Plan") from Principal Financial Group and Bankers Trust Co., NA to Fidelity Investments was originally scheduled to begin on December 23, 2004 and end on January 24, 2005. The Company recently extended the expiration date of the Company's self-tender offer. As it is impracticable to transition the investment, trustee and record keeping services during the Company's self-tender offer, the dates of the transition and corresponding blackout period have changed. The blackout period is now expected to begin on January 17, 2005 and end on February 15, 2005. On December 21, 2004, the Company sent a notice to its directors and executive officers informing them of the change in the blackout period dates. Affected directors and executive officers of the Company will be prohibited from directly or indirectly acquiring, disposing of or transferring any equity securities of the Company acquired by them in connection with their service and/or employment with the Company in such capacities, during the blackout period. The notice was sent to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002.

A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:
     99.1 Notice of Imposition of Blackout Period Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 dated December 21, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              VERTRUE INCORPORATED
                              (Registrant)


Date:  December 21, 2004
                             By:  /s/ Gary A. Johnson
                                  ------------------------------------
                                  NAME: Gary A. Johnson
                                  TITLE: President and Chief Executive Officer